SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 7, 1998
                                                 (December 4, 1998)


                                HEALTH POWER, INC.
         (Exact name of registrant as specified in its charter)


 Delaware                             0-23220                   31-1145640
(State or other jurisdiction       (Commission                 (IRS Employer
incorporation)                     File Number)              Identification No.)

1209 Orange Street, Wilmington, Delaware                          19801
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (302) 658-7581


                                 No Change
      (Former name or former address, if changed since last report)




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Item 5.           Other Events.

         The information contained in the press release filed as Exhibit 99 is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit
No.               Description of Exhibit

99                Press release issued December 4, 1998.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEALTH POWER, INC.



Date:  December 7, 1998                    By /s/ Ronald J. Wurtz
                                             ---------------------------------
                                             Ronald J. Wurtz,
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
No.               Description of Exhibit

99                Press release issued December 4, 1998.

                                   EXHIBIT 99

                     HEALTH POWER REPORTS REGULATORY ACTION


     Columbus, Ohio, December 4, 1998. Health Power, Inc. (Nasdaq: HPWR) today reported that the Company's HMO has received notice from the Ohio Department of Insurance (ODI) of its intention to suspend or revoke the HMO's certificate of authority. ODI has set a hearing on this matter for January 21, 1999.

         Commenting on this development, Dr. Bernard F. Master, Chief Executive Officer and President, said, "The Company is considering its options in light of the notice and has not yet decided whether to contest the action. In the meantime, consistent with our previous publicly stated intention, we are continuing to explore disposition of all or part of the Company's HMO operations so we can concentrate on building our profitable core businesses."

         Except for historical information, all other information provided in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These "forward-looking statements" are subject to uncertainties which could cause actual results to differ materially from those projected or implied. The most significant of such uncertainties are described in the Company's Form 10-K, Form 8-K, and Form 10-Q and exhibits to those reports.

Contact: Ronald J. Wurtz or Dr. Bernard F. Master of Health Power, Inc., (614) 461-9900.